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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)      September 16, 1999
                                                      --------------------------




                              HUDSON UNITED BANCORP
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               (Exact Name of Registrant as Specified in Charter)




          New Jersey                  1-08660                 22-2405746
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(State or Other Jurisdiction    (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                    Identification No.)




1000 MacArthur Boulevard, Mahwah, NJ                        07430
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(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code    (201) 236-2600
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.        Other Events.

               HUB mailed a notice dated September 21, 1999 to its shareholders stating that it will adjourn its September 30, 1999 special meeting of shareholders called to vote on the previously announced merger between HUB and JeffBanks, Inc. (the "HUB-JeffBanks Merger"). JeffBanks, Inc. mailed a notice to its shareholders stating that it will adjourn its October 1, 1999 special meeting of shareholders called to vote on the HUB-JeffBanks Merger.

               Southern Jersey Bancorp of Delaware, Inc. ("Southern Jersey") has adjourned its September 16, 1999 special meeting of shareholders called to vote on the previously announced merger of Southern Jersey Bancorp of Delaware, Inc. with HUB. Southern Jersey mailed a notice to its shareholders dated September 22, 1999 notifying them of the adjournment.

               Each of the meetings were adjourned in light of the previously announced merger of HUB with Dime Bancorp, Inc., in order to permit the preparation and dissemination of supplemental proxy materials.



Item 7.        Exhibits.


               Exhibit 99.1  -     Notice  of  Adjournment  of  Special
                                   Meeting  of  Shareholders  of  Hudson  United
                                   Bancorp to be held September 30, 1999.

               Exhibit 99.2 -      Notice of Adjournment of Special Meeting of
                                   Shareholders of JeffBanks,  Inc. to be
                                   held October 1, 1999.

               Exhibit 99.3 -      Notice of Adjournment of Special Meeting of
                                   Shareholders  of Southern  Bancorp of
                                   Delaware, Inc. to be held September 16, 1999.



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                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUDSON UNITED BANCORP



Dated:     September 24, 1999        By:  D. LYNN VAN BORKULO-NUZZO
                                          -------------------------------------
                                          D. LYNN VAN BORKULO-NUZZO
                                          Executive Vice-President and Secretary

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                                INDEX TO EXHIBITS


Exhibit No.              Description
----------               -----------


 Exhibit 99.1  -     Notice  of  Adjournment  of  Special
                     Meeting  of  Shareholders  of  Hudson  United
                     Bancorp to be held September 30, 1999.

 Exhibit 99.2 -      Notice of Adjournment of Special Meeting of
                     Shareholders of JeffBanks,  Inc. to be
                     held October 1, 1999.

 Exhibit 99.3 -      Notice of Adjournment of Special Meeting of
                     Shareholders  of Southern  Bancorp of
                     Delaware, Inc. to be held September 16, 1999.